PROSPECTUS
SUPPLEMENT
================================================================================
SBL FUND
MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001

                         SUPPLEMENT DATED MARCH 29, 1999
                        TO PROSPECTUS DATED APRIL 1, 1998

   The Board of Directors of SBL Fund has terminated Lexington Management Corporation ("Lexington") as the sub-advisor to SBL Fund, Series K (Global Aggressive Bond Series) and has approved an interim sub-advisory contract (the "Interim Contract") between Security Management Company, LLC ("SMC") and Wellington Management Company, LLP ("Wellington Management") under which Wellington Management will succeed Lexington as the sub-advisor to Series K on an interim basis pending shareholder approval of a definitive sub-advisory contract. Under the Interim Contract, Wellington Management will be paid the same fee as was paid to Lexington. It is anticipated that Wellington Management will provide investment sub-advisory services to Series K under the Interim Contract beginning on March 30, 1999. The Board has also terminated Meridian Investment Management Corporation ("Meridian") as the sub-advisor to SBL Fund, Series M (Specialized Asset Allocation Series) and has appointed Wellington Management to serve as the sub-advisor to Series M under the Interim Contract. For its services to Series M, Wellington Management will be paid the same fee previously paid to Meridian. It is anticipated that Wellington Management will provide investment sub-advisory services to Series M under the Interim Contract beginning on May 1, 1999.

   In addition, the Board has approved a definitive sub-advisory contract (the "New Contract") between SMC and Wellington Management under which Wellington Management will provide investment sub-advisory services to Series K and to Series M subject to shareholder ratification. Shareholders of Series K and Series M will be asked to approve the New Contract at a special meeting of shareholders currently scheduled for May 14, 1999. If approved by shareholders, the New Contract will take effect on May 15, 1999 and will replace the Interim Contract described above.

   The respective investment objectives of Series K and Series M will not change following Wellington Management's assumption of sub-advisory duties. However, the Board of Directors of SBL Fund has approved certain changes to the non-fundamental investment policies of Series K and Series M. These changes will be implemented with respect to a Series when Wellington Management begins providing sub-advisory services to that Series. In seeking to achieve the investment objective of Series K, Wellington Management may select debt securities (including mortgage-related securities, structured or derivative fixed-income securities and convertible bonds) issued by any private or governmental entity. Investments may be made, without limitation, in any region of the world, including investments in developed foreign countries and emerging market foreign countries. The quality of Series K's investments will range from investment grade to high yield debt securities or junk bonds. Investments may be made in debt securities denominated in any currency. A portion of Series K's assets may be invested in options, futures and forward currency contracts, the Series may also enter into short sales of securities and currencies. These derivative strategies will be used to adjust the portfolio's exposure to a particular currency, manage risk, enhance income, or as a substitute for purchasing or selling securities.

   The following is a summary description of how Wellington Management expects to manage Series M. Wellington Management will seek to achieve the investment objective of the Series through asset allocation and security selection by investing in a diversified portfolio of global equity and bond securities. Wellington Management will seek to allocate on average about 80% of total assets to equity securities and about 20% of total assets to debt securities. The Series will not be required to allocate any particular percentage of its assets in these asset classes. The portfolio will be rebalanced to the desired asset allocation and currency exposure on a regular basis primarily through the use of exchange listed futures contracts and currency forwards. The allocation of the Series' assets to categories of investments (stocks, bonds, countries and currencies) will be based on the Wellington Management's assessment of the relative attractiveness of an investment category. Series M will invest in a broadly diversified portfolio of equity securities and other securities with equity characteristics issued in the United States and abroad, including any investments permitted for Series K. Investments in derivatives will include principally futures and options contracts on securities, financial indices and currencies, as well as options on futures contracts and currency forwards. Derivative strategies will be used to reallocate exposure to asset classes, manage risk and enhance income.

   All references in this prospectus to the sub-advisory services provided by Lexington and MFR Advisors, Inc. ("MFR") are deleted. The section of the prospectus entitled "MANAGEMENT OF THE FUND" is amended by adding the following:

        The Investment Manager has entered into an interim sub-advisory contract with Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts, 02109 to provide investment advisory services to Series K and Series M (effective May
     1,  1999).  Pursuant  to this  contract,  Wellington  Management  will furnish portfolio management services, including the investment and reinvestment of the assets of each Series, and will provide for the compilation and maintenance of trading and portfolio records pertaining to such portfolio management services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. Wellington Management is a limited liability partnership which currently manages over $207 billion in assets on behalf of investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Pursuant to this interim sub-advisory contract, the Investment Manager pays Wellington Management a fee equal on an annual basis to .35 percent of the average daily net assets of Series K. Such fee is calculated daily and payable monthly. For its services to Series M under the interim sub-advisory contract, Wellington Management is paid by the Investment Manager an annual fee equal to a percentage of the average daily closing value of the net assets of Series M, computed on a daily basis, according to the following schedule:

            --------------------------------------------------------
            AVERAGE DAILY NET ASSETS OF SERIES M          ANNUAL FEE
            --------------------------------------------------------
            Less than $100 million ....................   .40%, plus
            $100 million but less than $200 million ... .35%, plus $200 million but less than $400 million ... .30%, plus
            $400 million or more ......................   .25%
            --------------------------------------------------------

   All references in this prospectus to Dennis P. Jamison of Lexington and Maria Fiorini Ramirez of MFR as having day-to-day responsibility for managing Series K are deleted. The section of the prospectus entitled "PORTFOLIO MANAGEMENT" is amended by adding the following:

        Series K is managed by Wellington Management. Lucius T. Hill, III has day-to-day responsibility for managing the assets of Series K and has managed the Series since March 30, 1999.

        Mr. Hill is a Senior Vice President of Wellington Management, and Chair of Wellington Management's Core Bond Strategy Group, which sets investment policy guidelines for portfolios managed in the Core Bond and Strategic Total Return styles. Mr. Hill is also a member of Wellington Management's Strategic Total Return Strategy Group. Prior to joining Wellington Management in 1993, Mr. Hill was a corporate bond trader at C.S. First Boston Corporation (1986-1990), and a money market trader at Dean Witter Reynolds (1983-1986).

        Effective May 1, 1999, Series M will be managed by Wellington Management. David Goerz is expected to have day-to-day responsibility for managing the assets of Series M. Mr. Goerz is a Vice President of Wellington Management and head of Wellington Management's Tactical Asset Allocation research group. Prior to joining Wellington Management in 1995, Mr. Goerz was Senior Investment Strategist and Product Manager at TSA Capital Management (1994-1995) and Senior Quantitative Analyst at ARCO Investment Management (1990-1994).

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.